                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                         $9,758,463.64

RECEIPTS:
     1. Receipts from Operations                                          $          --
         Receipts from Operations (Received by Parent)                    $   14,588.70
     2. Other Receipts                                                    $   23,135.41
         Other receipts (Received by Parent or Affiliates)                $          --
                                                                          -------------

TOTAL RECEIPTS                                                            $   37,724.11
Less:  Receipts received by Parent or Affiliates                          $  (14,588.70)
                                                                          -------------
ADJUSTED TOTAL RECEIPTS                                                   $   23,135.41

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                      $          --
         b. Others                                                        $          --
     4. Taxes
         a. Federal Income Taxes                                          $          --
         b. FICA Withholdings                                             $          --
         c. Employee's withholdings                                       $          --
         d. Employer's FICA                                               $          --
         e. Federal Unemployment Taxes                                    $          --
         f. State Income Tax                                              $          --
         g. State Employee withholdings                                   $          --
         h. All other state taxes                                         $          --

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                   $   28,021.13
         b. Utilities                                                     $          --
         c. Insurance                                                     $          --
         d. Merchandise bought for manufacture or sell                    $          --
         e. Other necessary expenses                                      $          --
             Employee Expenses                                            $          --
             Office Supplies & Expenses                                   $      749.06
             Other                                                        $          --
                                                                          -------------

TOTAL DISBURSEMENTS                                                       $   28,770.19
Less:  Disbursements made by Parent or Affiliates                         $  (28,770.19)
                                                                          -------------
ADJUSTED TOTAL DISBURSEMENTS                                              $          --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                       $   23,135.41

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                    $          --

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                 $9,781,599.05

                                                                          -------------
ENDING BALANCE IN ALL ACCOUNTS                                            $9,781,599.05
                                                                          =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

DATE RECEIVED                  DESCRIPTION                                             AMOUNT
-------------                  -----------                                           ----------
  11/20/2001         Restor Telecom (WATP Receivable)                                $14,588.70
                                                                                     ----------
                                                    Total WATP Receipt                14,588.70*
                                                                                     ==========

*Funds received by World Access, Inc. on behalf of Debtor


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED            DESCRIPTION                                     AMOUNT
-------------            -----------                                  -----------
  11/30/2001          Interest Received                               $ 23,135.41
                                                                      -----------
                                      Total WATP Receipts             $ 23,135.41
                                                                      ===========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF INVENTORY

   Beginning Inventory                $ --
   Add: purchases                     $ --
   Less: goods sold                   $ --
                                      ----
   Ending inventory                   $ --
                                      ====

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period                $ --
   Payroll taxes due but unpaid                 $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                              DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
          NAME OF CREDITOR/LESSOR            PAYMENT IS DUE        REGULAR PAYMENT      PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
          -----------------------            --------------        ---------------      -------------------    -------------------
   North Atlanta Realty                         Monthly               $28,021.13                --                  $      --
   GE Capital (Copier Lease)                    Monthly               $   575.72                --                  $      --
   Toshiba Easy Lease (Fax)                     Monthly               $    84.41                 6                  $  506.46
   Toshiba Easy Lease (Fax)                     Monthly               $    35.11                 6                  $  210.66
   GE Capital (Copier/Fax Lease)                Monthly               $   612.83                 6                  $3,676.98
   Ascom/Hasler (Postage Meter)                Quarterly              $   181.15                --                  $      --
   Imperial Business Credit (Postage Meter     Quarterly              $   497.83                 1                  $  497.83


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                               3RD PARTY                 INTERCOMPANY                  TOTAL
                                                                --------------             --------------            --------------
               Beginning of month balance                       $13,814,104.02             $15,039,034.66            $28,853,138.68
               Add: sales on account                            $           --             $           --            $           --
                       expenses paid for affiliate              $           --             $           --            $           --
                       cash advanced to affiliate               $           --             $           --            $           --
               Less: collections                                $   (14,588.70)            $    14,588.70            $           --
                                                                --------------             --------------            --------------
               End of month balance                             $13,799,515.32             $15,053,623.36            $28,853,138.68
                                                                ==============             ==============            ==============

       0-30 Days         31-60 Days         61-90 Days            Over 90 Days          End of Month Total
       ---------         ----------         ----------           --------------         ------------------
          $ --              $ --               $ --              $13,799,515.32           $13,799,515.32

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                                3RD PARTY          INTERCOMPANY            TOTAL
                                                                               -----------         ------------         -----------
                        Beginning of month balance                             $ 33,585.68          $203,033.63         $236,619.31
                        Add: sales on account                                  $ 29,351.20          $        --         $ 29,351.20
                                Cash received on behalf of Affiliate           $        --          $        --         $        --
                                Cash received from Affiliate                   $        --          $        --         $        --
                        Less: payments                                         $(28,770.19)         $ 28,770.19         $        --
                                                                               -----------          -----------         -----------
                        End of month balance                                   $ 34,166.69          $231,803.82         $265,970.51
                                                                               ===========          ===========         ===========

          0-30 Days          31-60 Days          61-90 Days          Over 90 Days      End of Month Total
         ----------          ----------          ----------          ------------      ------------------
         $28,775.48           $ 754.35           $ 1,195.07           $ 3,441.79           $34,166.69


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.  Federal income taxes                     Yes (X)                         No ( )

       2.  FICA withholdings                        Yes (X)                         No ( )

       3.  Employee's withholdings                  Yes (X)                         No ( )

       4.  Employer's FICA                          Yes (X)                         No ( )

       5.  Federal unemployment taxes               Yes (X)                         No ( )

       6.  State income tax                         Yes (X)                         No ( )

       7.  State employee withholdings              Yes (X)                         No ( )

       8.  All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ Henry C. Lyon
                                       -----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                        $9,781,599.05

RECEIPTS:
     1. Receipts from Operations                                         $          --
        Receipts from Operations (Received by Parent)                    $   14,588.70
     2. Other Receipts                                                   $   19,364.92
        Other receipts (Received by Parent or Affiliates)                $          --
                                                                         -------------

TOTAL RECEIPTS                                                           $   33,953.62
Less:  Receipts received by Parent or Affiliates                         $  (14,588.70)
                                                                         -------------
ADJUSTED TOTAL RECEIPTS                                                  $   19,364.92

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                      $          --
        b. Others                                                        $          --
     4. Taxes
        a. Federal Income Taxes                                          $          --
        b. FICA Withholdings                                             $          --
        c. Employee's withholdings                                       $          --
        d. Employer's FICA                                               $          --
        e. Federal Unemployment Taxes                                    $          --
        f. State Income Tax                                              $          --
        g. State Employee withholdings                                   $          --
        h. All other state taxes                                         $          --

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                                   $   28,021.13
        b. Utilities                                                     $          --
        c. Insurance                                                     $          --
        d. Merchandise bought for manufacture or sell                    $          --
        e. Other necessary expenses                                      $          --
            Employee Expenses                                            $          --
            Office Supplies & Expenses                                   $      575.72
            Other                                                        $          --
                                                                         -------------

TOTAL DISBURSEMENTS                                                      $   28,596.85
Less:  Disbursements made by Parent or Affiliates                        $  (28,596.85)
                                                                         -------------
ADJUSTED TOTAL DISBURSEMENTS                                             $          --

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                      $   19,364.92

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                   $          --

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                $9,800,963.97

                                                                         -------------
ENDING BALANCE IN ALL ACCOUNTS                                           $9,800,963.97
                                                                         =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank: Bank of America
Location: Dallas, TX
Account Name: Master Account
Account Number: 03751046297

    DATE RECEIVED                DESCRIPTION                                       AMOUNT
    -------------                -----------                                     ----------
      12/3/2001        Restor Telecom (WATP Receivable)                          $14,588.70
                                                                                 ----------
                                                 Total WATP Receipt              14,588.70*
                                                                                 ==========

* Funds received by World Access, Inc. on behalf of Debtor.


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

     DATE RECEIVED              DESCRIPTION                                   AMOUNT
     -------------              -----------                                 ----------
      12/31/2001             Interest Received                              $19,364.92
                                                                            ----------
                                             Total WATP Receipts            $19,364.92
                                                                            ==========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF INVENTORY

   Beginning Inventory                $ --
   Add: purchases                     $ --
   Less: goods sold                   $ --
                                      ----
   Ending inventory                   $ --
                                      ====

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period           $ --
   Payroll taxes due but unpaid            $ --

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                              DATE REGULAR            AMOUNT OF             NUMBER OF              AMOUNT OF
          NAME OF CREDITOR/LESSOR            PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
          -----------------------            --------------        ---------------     -------------------    -------------------
   North Atlanta Realty                         Monthly               $28,021.13               --                  $      --
   GE Capital (Copier Lease)                    Monthly               $   575.72               --                  $      --
   Toshiba Easy Lease (Fax)                     Monthly               $    84.41                6                  $  506.46
   Toshiba Easy Lease (Fax)                     Monthly               $    35.11                6                  $  210.66
   GE Capital (Copier/Fax Lease)                Monthly               $   612.83                6                  $3,676.98
   Ascom/Hasler (Postage Meter)                Quarterly              $   181.15               --                  $      --
   Ascom/Hasler (Postage Meter)                Quarterly              $   719.04                1                  $  719.04
   Imperial Business Credit (Postage Meter     Quarterly              $   497.83                1                  $  497.83


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY              INTERCOMPANY              TOTAL
                                                                     --------------          --------------         --------------
                        Beginning of month balance                   $13,799,515.32          $15,053,623.36         $28,853,138.68
                        Add: sales on account                        $           --          $           --         $           --
                                expenses paid for affiliate          $           --          $           --         $           --
                                cash advanced to affiliate           $           --          $           --         $           --
                        Less: collections                            $   (14,588.70)         $    14,588.70         $           --
                                                                     --------------          --------------         --------------
                        End of month balance                         $13,784,926.62          $15,068,212.06         $28,853,138.68
                                                                     ==============          ==============         ==============

       0-30 Days            31-60 Days         61-90 Days           Over 90 Days       End of Month Total
       ---------            ----------         ----------          --------------      ------------------
         $ --                  $ --               $ --             $13,784,926.62        $13,784,926.62

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                                3RD PARTY          INTERCOMPANY          TOTAL
                                                                               -----------         ------------       -----------
                        Beginning of month balance                             $ 34,166.69         $231,803.82        $265,970.51
                        Add: sales on account                                  $ 31,886.15         $        --        $ 31,886.15
                                Cash received on behalf of Affiliate           $        --         $        --        $        --
                                Cash received from Affiliate                   $        --         $        --        $        --
                        Less: payments                                         $(28,596.85)        $ 28,596.85        $        --
                                                                               -----------         -----------        -----------
                        End of month balance                                   $ 37,455.99         $260,400.67        $297,856.66
                                                                               ===========         ===========        ===========

       0-30 Days            31-60 Days         61-90 Days          Over 90 Days        End of Month Total
      ----------            ----------         ----------          ------------        ------------------
      $31,886.15              $754.35           $754.35             $4,061.14              $37,455.99


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.    Federal income taxes                   Yes (X)                        No ( )

      2.    FICA withholdings                      Yes (X)                        No ( )

      3.    Employee's withholdings                Yes (X)                        No ( )

      4.    Employer's FICA                        Yes (X)                        No ( )

      5.    Federal unemployment taxes             Yes (X)                        No ( )

      6.    State income tax                       Yes (X)                        No ( )

      7.    State employee withholdings            Yes (X)                        No ( )

      8.    All other state taxes                  See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.


                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                       /s/ Henry C. Lyon
                                       -----------------------------------------
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer


                            OPERATING REPORT Page 7